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ING OPCAP BALANCED VALUE PORTFOLIO

(800) 262-3862

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Shareholders of ING OpCap Balanced Value Portfolio (the “Portfolio”) received a notice dated September 15, 2008 (the “Notice”) regarding a special meeting (the “Special Meeting”) of shareholders of the Portfolio scheduled for November 6, 2008, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The meeting is being called for the following purposes:

1.                                       To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of the Portfolio; and

2.                                       To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on August 18, 2008 are entitled to notice of, and to vote at, the Special Meeting.

As disclosed in the Notice, if the proposal to liquidate the Portfolio is approved by shareholders and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in either ING VP Money Market Portfolio or ING Liquid Assets Portfolio, each a money market fund, depending on the availability of these money market funds in a particular variable product or qualified retirement plan.  If none of these money market funds is available, your contract/account value will be reinvested in another default investment option specified below.

First, for retirement plans funded by the ING ChoiceOne product, amounts invested in the Portfolio and future allocations to the Portfolio will be reallocated to one of the following mutual funds, depending upon availability under your plan:

•                  ING Intermediate Bond Fund

•                  ING Oppenheimer Strategic Income Portfolio

•                  ING PIMCO Total Return Portfolio

•                  ING VP Intermediate Bond Portfolio

In the event that none of these funds are currently available under your plan, these amounts will be reallocated to the Service Class of the ING Oppenheimer Strategic Income Portfolio.

Second, for retirement plans funded by the ING Adviser Plus product, amounts invested in the Portfolio and future allocations to the Portfolio will be reallocated to the ING PIMCO Total Return Portfolio.

Plan or product-specific information regarding the specific default investment option in which liquidated amounts will be reinvested will be sent to contract owners, retirement plan sponsors, and certain retirement plan participants prior to the date of the liquidation.

Summary information about ING Intermediate Bond Fund, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio and ING VP Intermediate Bond Portfolio is provided below.

SUMMARY INFORMATION OF

ING INTERMEDIATE BOND FUND, ING OPPENHEIMER STRATEGIC INCOME

PORTFOLIO, ING PIMCO TOTAL RETURN PORTFOLIO AND ING VP

INTERMEDIATE BOND PORTFOLIO

The following information is extracted from the July 31, 2008 prospectus of ING Intermediate Bond Fund (as supplemented on August 18, 2008), a series of ING Funds Trust and the April 28, 2008 prospectus of each of ING Oppenheimer Strategic Income Portfolio and ING PIMCO Total Return Portfolio (as supplemented on July 31, 2008), each a series of ING Partners, Inc. and ING VP Intermediate Bond Portfolio. Holders of variable annuity contracts issued by insurance companies or qualified plan participants should review the prospectuses of ING Intermediate Bond Fund, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio and ING VP Intermediate Bond Portfolio carefully before making any investment decisions with respect to these funds.

ING INTERMEDIATE BOND FUND

Adviser

ING Investments, LLC

Sub-Adviser

ING Investment Management Co.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and liquidity. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80%of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB— by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds”, rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years for the Fund. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices.

The Fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; foreign currencies; mortgage- and asset-backed securities; and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies.

The Fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk—the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other funds because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments.

Derivatives Risk—derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Extension—slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life thereby locking in a below-market interest rate, increasing the security’s duration, and reducing the value of the security.

Foreign Investing—foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency.

Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk—when the Fund invests in debt securities rated below investment-grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment-grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund’s share price and the income it earns.

Interest Rate Risk—fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

Investment Models Risk—the proprietary models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Mortgage-Related Securities Risk— the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

Municipal Securities Risk—the price of municipal securities can be volatile, and significantly affected by adverse tax or court rulings, legislative or political change and by the financial developments of individual municipal issuers. Loss of the state income tax advantage of municipal securities issued by a state through an adverse court ruling could have a significant negative impact on the value of such securities and the overall municipal market.

Other Investment Companies Risk— the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Prepayment—the Fund may invest in mortgage-related securities which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Price Volatility—the value of the Fund changes as prices of its investments go up or down. Debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

U.S. Government Securities and Obligations Risk—some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury.

Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Inability to Sell Securities Risk—high-yield securities may be less liquid than other investments and higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Portfolio Turnover Risk—a high portfolio turnover rate involves greater expenses to the Fund including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

Securities Lending—there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Annual Portfolio Operating Expenses

(% of average daily net assets) (1)

The table below compares the annual operating expenses of Class A of ING Intermediate Bond Fund, which is the available share class for this default option, to those of ING OpCap Balanced Value Portfolio.

	ING Intermediate Bond Fund		ING OpCap Balanced Value Portfolio
FUND	Class A		Class A		Class I		Class S
Management Fees	0.17%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25	%(2)	0.25%		N/A		N/A
Shareholder Service Fees	—		0.25%		N/A		0.25%
Other Expenses	0.31	%(3)	0.20	%(4)	0.20	%(4)	0.20	%(4)
Acquired Fund Fees and Expenses	0.00	%(5)	—		—		—
Total Fund Operating Expenses	0.73%		1.50%		1.00%		1.25%
Waivers, Reimbursement, and Recoupment	(0.04	)%(6)	—		—		—
Net Operating Expenses	0.69%		1.50	%(7)	1.00	%(7)	1.25	%(7)

(1)

This table shows the estimated operating expenses each fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each fund’s actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the investment adviser to each fund, has agreed.

(2)	Presented in the prospectus as “Distribution and Service (12b-1) Fees.

(3)	ING Funds Services (“IFS”) receives an annual administration fee equal to 0.10% of ING Intermediate Bond Fund’s average daily net assets.

(4)

Pursuant to its Administrative Services Agreement with ING Partners, Inc., IFS provides administrative services necessary for the ordinary operations of ING OpCap Balanced Value Portfolio and is responsible for the supervision of the Portfolio’s other service providers. IFS assumes all ordinary recurring costs of ING Partners, Inc., such as custodian fees, director’s fees, transfer agency fees and accounting fees.

(5)	Amount represents less than 0.01% and is included in Other Expenses.

(6)

ING Investments, LLC, the fund’s investment adviser, has entered into a written expense limitation agreement with the fund, under which it will limit the expenses of the Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of ING Intermediate Bond Fund’s expenses waived is shown under the heading “Waivers, Reimbursement, and Recoupment.” The expense limit will continue through at least August 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of termination of the then-current term or upon the termination of the investment management agreement.

(7)

A portion of the brokerage commissions that ING OpCap Balanced Value Portfolio pays is used to reduce its expenses. Including these reductions, the “Net Operating Expenses” for the fiscal year ended December 31, 2007 would have been 1.47%, 0.97% and 1.22% for Class A, Class I and Class S, respectively.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Adviser: Directed Services LLC (“DSL”)

Sub-Adviser: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

High level of current income principally derived from interest on debt securities. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

• short-, medium- and long-term foreign government and U.S. government bonds and notes;

• collateralized mortgage obligations (“CMOs”);

• other mortgage-related securities and asset-backed securities;

• participation interests in loans;

• “structured” notes;

• lower-grade, high-yield domestic and foreign corporate debt obligations; and

• “zero-coupon” or “stripped” securities.

Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called “junk bonds.”

The Portfolio’s foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and “structured” notes, to try to enhance income or to try to manage investment risks.

In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer’s overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

• securities offering high current income;

• overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

• relative values among the three major market sectors in which the Portfolio invests.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio’s assets in any one issuer. The Portfolio’s diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio’s share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in anyone industry. There can be no assurance that any of these techniques will be successful in mitigating risk.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Credit Derivatives Risk – The Portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk - The Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield / high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Debt Securities Risk - The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk – The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Markets Risk - Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Foreign Investment Risk - Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk - High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

Interest Rate Risk - The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Manager Risk - The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. The sub-adviser could do a poor job in executing an investment strategy. The sub-adviser may use investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. These shifts may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

Mortgage-Related Securities Risk - Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk – The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because Holding Company Depositary Receipts (HOLDRs) concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Prepayment or Call Risk - Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security’s expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

Sector Allocation Risk - A sector is a group of selected industries, such as technology. The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology. To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

Securities Lending Risk – The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

U.S. Government Securities and Obligations Risk - Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Zero-Coupon Risk - Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

Annual Portfolio Operating Expenses

(% of average daily net assets) (1)

The table below compares the annual operating expenses of ING Oppenheimer Strategic Income Portfolio to those of ING OpCap Balanced Value Portfolio.

	ING Oppenheimer Strategic Income Portfolio					ING OpCap Balanced Value Portfolio
FUND	Class A		Class I	Class S		Class A		Class I		Class S
Management Fees	0.50%		0.50%	0.50%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25%		N/A	N/A		0.25%		N/A		N/A
Shareholder Service Fees	0.25	%(2)	N/A	0.25	%(2)	0.25%		N/A		0.25%
Admin. Services Fee (3)	0.04%		0.04%	0.04%		0.20%		0.20%		0.20%
Acquired Fund Fees and Expenses	—		—	—		—		—		—
Total Portfolio Operating Expenses	1.04%		0.54%	0.79%		1.50%		1.00%		1.25%
Waivers, Reimbursement, and Recoupment	(0.04)%		—	(0.04)%		—		—		—
Net Operating Expenses	1.00%		0.54%	0.75%		1.50	%(4)	1.00	%(4)	1.25	%(4)

(1)

This table shows the estimated operating expenses each fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each fund’s actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the investment adviser to each fund, has agreed.

(2)

ING Funds Distributor, LLC has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Oppenheimer Strategic Income Portfolio so that “Net Operating Expenses” for Class A and Class S do not exceed 1.00% and 0.75%, respectively, through May 1, 2009.

(3)

Pursuant to its Administrative Services Agreement with ING Partners, Inc., IFS provides administrative services necessary for the ordinary operations of each fund and is responsible for the supervision of each fund’s other service providers. IFS assumes all ordinary recurring costs of ING Partners, Inc., such as custodian fees, director’s fees, transfer agency fees and accounting fees.

(4)

A portion of the brokerage commissions that ING OpCap Balanced Value Portfolio pays is used to reduce its expenses. Including these reductions, the “Net Operating Expenses” for the fiscal year ended December 31, 2007 would have been 1.47%, 0.97% and 1.22% for Class A, Class I and Class S, respectively.

ING PIMCO TOTAL RETURN PORTFOLIO

Adviser: Directed Services LLC (“DSL”)

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

INVESTMENT OBJECTIVE

Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers U.S. Aggregate Bond Index®.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high-yield securities (“junk bonds”) rated below investment grade but rated at least B or higher by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Rating Corporation (“S&P”) or by Fitch Ratings (“Fitch”) or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed countries and countries with emerging securities markets. The Portfolio may invest up to 15% of its assets in securities and instruments that are economically tied to countries with emerging securities markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s assets. The Portfolio may also engage in short sales. The Fund may also invest up to 10% of its total assets in preferred stocks.

The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities. The Portfolio may also invest in inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government- sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Convertible Securities Risk – The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Derivatives Risk - The Portfolio may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Credit Risk - The Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield / high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Currency Risk – Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the

United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the value of the Portfolio’s asset.

Debt Securities Risk - The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

Derivatives Risk – The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Markets Risk - Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk - Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk - Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk - High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

Interest Rate Risk - The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

Leveraging Risk – Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s assets.

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.

Manager Risk - The sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. The sub-adviser could do a poor job in executing an investment strategy. The sub-adviser may use investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. These shifts may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

Market and Company Risk – The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

Mortgage-Related Securities Risk - Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk– The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because Holding Company Depositary Receipts (HOLDRs) concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Portfolio Turnover Risk – Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

Prepayment or Call Risk - Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security’s expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

Securities Lending Risk - The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Short Sales Risk – The Portfolio may make short sales, which involves selling a security the Portfolio does not own in anticipation that the security’s price will decline. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. When the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.

U.S. Government Securities and Obligations Risk - Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Annual Portfolio Operating Expenses

(% of average daily net assets) (1)

The table below compares the annual operating expenses of ING PIMCO Total Return Portfolio to those of ING OpCap Balanced Value Portfolio.

	ING PIMCO Total Return Portfolio						ING OpCap Balanced Value Portfolio
FUND	Class A		Class I		Class S		Class A		Class I		Class S
Management Fees	0.50%		0.50%		0.50%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25%		N/A		N/A		0.25%		N/A		N/A
Shareholder Service Fees	0.25%		N/A		0.25%		0.25%		N/A		0.25%
Admin. Services Fee (2)	0.21%		0.21%		0.21%		0.20%		0.20%		0.20%
Acquired Fund Fees and Expenses	—		—		—		—		—		—
Total Portfolio Operating Expenses	1.21%		0.71%		0.96%		1.50%		1.00%		1.25%
Waivers, Reimbursement, and Recoupment	(0.01	)%(3)	(0.01	)%(3)	(0.01	)%(3)	—		—		—
Net Operating Expenses	1.20%		0.70%		0.95%		1.50	%(4)	1.00	%(4)	1.25	%(4)

(1)

This table shows the estimated operating expenses each fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each fund’s actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the investment adviser to each fund, has agreed.

(2)

Pursuant to its Administrative Services Agreement with ING Partners, Inc., IFS provides administrative services necessary for the ordinary operations of each fund and is responsible for the supervision of each fund’s other service providers. IFS assumes all ordinary recurring costs of ING Partners, Inc., such as custodian fees, director’s fees, transfer agency fees and accounting fees.

(3)

DSL has contractually agreed to waive a portion of the advisory fee for ING PIMCO Total Return Portfolio. Based upon net assets as of February 29, 2008, the advisory fee waiver for the Portfolio would equal to (0.01)%. This advisory fee waiver will continue through at least April 1, 2009. There is no guarantee that this waiver will continue after this date. Each agreement will only renew if DSL elects to renew it.

(4)

A portion of the brokerage commissions that ING OpCap Balanced Value Portfolio pays is used to reduce its expenses. Including these reductions, the “Net Operating Expenses” for the fiscal year ended December 31, 2007 would have been 1.47%, 0.97% and 1.22% for Class A, Class I and Class S, respectively.

ING VP INTERMEDIATE BOND PORTFOLIO

Adviser

ING Investments, LLC

Sub-Adviser

ING Investment Management Co.

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including, but not limited to, corporate, government and mortgage bonds, which, at the time of purchase are rated investment grade (for example, rated at least BBB— by Standard & Poor’s Rating Corporation or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment grade. Generally, the Sub-Adviser maintains a dollar-weighted average duration between three and ten years.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; mortgage- and asset-backed securities; options and futures contracts involving securities, securities indices and interest rates including options and futures contracts denominated in foreign currencies. The Portfolio may also engage in dollar roll transactions and swap agreements.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others.

Credit Risk — the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Portfolio may be subject to more credit risk than other funds, because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments.

Derivatives Risk — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Portfolio and may reduce its returns.

Extension Risk — slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security’s life, thereby locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security.

Foreign Investing Risk — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

High-Yield, Lower-Grade Debt Securities Risk — when the Portfolio invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce the Portfolio’s share price and the income it earns.

Interest Rate Risk — fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

Mortgage-Related Securities — the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in time of low or declining interest rates, the price of the mortgage-related security may fall.

Price Volatility — the value of the Portfolio changes as the prices of its investments go up or down. Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

Other Investment Companies — the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Portfolio invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Prepayment — the Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

U.S. Government Securities — some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association (“GNMA”). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

Annual Portfolio Operating Expenses

(% of average daily net assets) (1)

The table below compares the annual operating expenses of ING VP Intermediate Bond Portfolio to those of ING OpCap Balanced Value Portfolio.

	ING VP Intermediate Bond Portfolio						ING OpCap Balanced Value Portfolio
FUND	Class A		Class I		Class S		Class A		Class I		Class S
Management Fees	0.40%		0.40%		0.40%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25%		N/A		N/A		0.25%		N/A		N/A
Shareholder Service Fees	0.25%		N/A		0.25%		0.25%		N/A		0.25%
Other Expenses (2)	0.09%		0.09%		0.09%		0.20%		0.20%		0.20%
Acquired Fund Fees and Expenses	0.00	%(3)	0.00	%(3)	0.00	%(3)	N/A		N/A		N/A
Total Portfolio Operating Expenses	0.99%		0.49%		0.74%		1.50%		1.00%		1.25%
Waivers, Reimbursement, and Recoupment	—		—		—		—		—		—
Net Operating Expenses	0.99%		0.49%		0.74%		1.50	%(4)	1.00	%(4)	1.25	%(4)

(1)

This table shows the estimated operating expenses each fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each fund’s actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the investment adviser to each fund, has agreed.

(2)

ING Funds Services, LLC (“IFS”) receives an annual administration fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% of daily net assets thereafter of ING VP Intermediate Bond Portfolio. Pursuant to its Administrative Services Agreement with ING Partners, Inc., IFS provides administrative services necessary for the ordinary operations of ING OpCap Balanced Value Portfolio and is responsible for the supervision of the Portfolio’s other service providers. For its services, IFS receives an annual administration fee of 0.20% of the Portfolio’s daily net assets.

(3)	Amount represents less than 0.01% and is included in Other Expenses.

(4)

A portion of the brokerage commissions that ING OpCap Balanced Value Portfolio pays is used to reduce its expenses. Including these reductions, the “Net Operating Expenses” for the fiscal year ended December 31, 2007 would have been 1.47%, 0.97% and 1.22% for Class A, Class I and Class S, respectively.